SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2003 (May 27, 2003)

T/R SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-29045	58-1958870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Oakbrook Drive, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-9008

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated May 27, 2003

Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 27, 2003, T/R Systems, Inc. issued a press release announcing certain financial and operating results for the first quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 9 of this Form 8-K by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

T/R SYSTEMS, INC.

	By:	/s/ LYLE W. NEWKIRK Lyle W. Newkirk Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Date: May 27, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated May 27, 2003